SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 26 -	SUBSEQUENT EVENTS

IFC Loan

On May 30, 2014, the Company entered into a convertible loan agreement with International Finance Corporation (“IFC”), an international organization established by Articles of Agreement among its member countries including the British Virgin Islands, under which the Company will borrow $20,000,000 from IFC (the “IFC Loan”) with an interest rate of 2.1% per annum and commitment fee of 0.5% per annum paid in rear semi-annually. The Company received the loan disbursement on August 30, 2014, and the loan interest started accumulating since then.

The IFC Loan has both voluntary and mandatory conversion terms. IFC may at its option convert, in US$1,000,000 increments, the Loan in whole or in part, into the Company’s ordinary shares at any time on or prior to the maturity date at a conversion rate and a conversion price in effect at such time. The initial conversion rate at the time of the agreement is 38 ordinary shares per $1,000, and the initial conversion price is $26.35 per share. The initial conversion rate and conversion price is subject to subsequent adjustments with events that may dilute the unit price per share. 50% of the principal amount of the IFC Loan then outstanding will be mandatorily converted into ordinary shares at the conversion rate and conversion price then in effect if at any time, with respect to the period of 30 consecutive trading days ending at such time, the volume weighted average price for 20 trading days or more in such 30 consecutive trading day period is equal to or more than 150% of the conversion price in effect at such time. 100% of the principal amount of the IFC Loan then outstanding will be mandatorily converted into ordinary shares at the conversion rate and conversion price then in effect if at any time, with respect to the period of 30 consecutive trading days ending at such time, the volume weighted average price for 20 trading days or more in such 30 consecutive trading day period is equal to or more than 200% of the conversion price in effect at such time.

The Company is subject to both affirmative and negative covenants. The outstanding principle, interests and fees need to be repaid to IFC in case the covenants are not fulfilled. The Company is assessing the financial and internal control effects of the IFC Loan which will be reflected in the Company’s first quarter financial statements.

In addition, the Company paid a one-time front-end fee of $200,000 according to the agreement on July 3, 2014. A portfolio supervision fee of $5,000 per annum is charged to the Company by IFC for its effort of monitoring the convertible loan. The term of the IFC Loan is five years starting from the date of Company’s receipts of the loan.

Dividend Pay-out

The Company’s Board of Directors approved on August 13, 2014 to pay a dividend of $0.40 for each of its outstanding ordinary shares. The Board of Directors has not fixed the record date and the payment date. It is expected that the dividends will be paid no later than June 30, 2015.